INCOME TAXES - Components of Income Tax Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 29, 2018	Dec. 30, 2017	Dec. 31, 2016
Currently Payable:
Federal	$ 31,492	$ 44,413	$ 42,397
State and local	7,544	8,579	6,341
Foreign	5,527	6,240	6,143
Total current payable	44,563	59,232	54,881
Net Deferred:
Federal	2,965	(7,681)	(455)
State and local	(522)	(864)	438
Foreign	(1,565)	1,280	310
Total net deferred	878	(7,265)	293
Income Tax Expense (Benefit), Total	$ 45,441	$ 51,967	$ 55,174